                                                                    EXHIBIT 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Mary Ann Brown           Director
-----------------------
Mary Ann Brown
--------------
Name (Typed or printed)

Date  2/10/01
    -------------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason           Director
---------------------


   J. Cliff Eason
---------------------
Name (Typed or printed)


Date      2/6/01
     ----------------

                                                                    EXHIBIT 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stuart I. Greenbaum      Director
-----------------------


  Stuart I. Greenbaum
------------------------
Name (Typed or printed)


Date      2/9/01
     -------------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Terrence I. Lennon       Director
--------------------------


   Terrence I. Lennon
--------------------------
Name (Typed or printed)


Date      2/15/01
     ---------------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Richard A. Liddy         Director
------------------------


  Richard A. Liddy
------------------------
Name (Typed or printed)


Date      2/16/01
     -------------------

                                                                    EXHIBIT 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ William A. Peck,         Director
-------------------------
M.D.

   William A. Peck, M.D.
-------------------------
Name (Typed or printed)


Date      2/9/01
     --------------------

                                                                    EXHIBIT 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ William P. Stiritz       Director
------------------------


William P. Stiritz
------------------------
Name (Typed or printed)


Date      2/15/01
     -------------------

                                                                    EXHIBIT 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ H. Edwin Trusheim        Director
-------------------------


H. Edwin Trusheim
-------------------------
Name (Typed or printed)


Date      2/23/01
     --------------------

                                                                    EXHIBIT 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2000 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ John H. Tweedie          Director
------------------------



John H. Tweedie
------------------------
Name (Typed or printed)


Date      2/9/2001
     -------------------